Conformed Copy

                         RECEIVABLES TRANSFER AGREEMENT

                                 --------------

                                     between

                          FIRST SIERRA FINANCIAL, INC.,

                       FIRST SIERRA RECEIVABLES III, INC.,

                    PRUDENTIAL SECURITIES CREDIT CORPORATION,

                           FIRST UNION NATIONAL BANK,

                      VARIABLE FUNDING CAPITAL CORPORATION,

                              BANKERS TRUST COMPANY

                                       and

                        FIRST SIERRA RECEIVABLES IV, INC.

                                 --------------

                                   Dated as of

                                September 1, 1997

                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS..........................................................3

   SECTION 1.01      Definitions...............................................3
   SECTION 1.02      Other Definitional Provisions.............................3

ARTICLE II TRANSFER OF CONVEYED ASSETS.........................................4

   SECTION 2.01      Direction; Acquisition; Capital Contribution..............4
   SECTION 2.02      Custody of Contract Files.................................5
   SECTION 2.03      Intention of the Parties; Grant of Security Interest......5

ARTICLE III REPRESENTATIONS AND WARRANTIES.....................................6

   SECTION 3.01      Representations and Warranties............................6
   SECTION 3.02      Representations and Warranties of the Transferor.........16
   SECTION 3.03      Substitution of Contracts and Equipment
                      by First Sierra.........................................18

ARTICLE IV COVENANTS..........................................................19

   SECTION 4.01      Seller Covenants.........................................19
   SECTION 4.02      Transferor Covenants.....................................22
   SECTION 4.03      Transfer of Conveyed Assets..............................24

ARTICLE V CONDITIONS PRECEDENT................................................24

   SECTION 5.01      Conditions to Transferor Obligations.....................24
   SECTION 5.02      Conditions to Sellers' and Investors' Obligations........25

ARTICLE VI TERMINATION 25

   SECTION 6.01      Termination..............................................25
   SECTION 6.02      Effect of Termination....................................25

ARTICLE VII MISCELLANEOUS PROVISIONS..........................................26

   SECTION 7.01      Amendment................................................26
   SECTION 7.02      GOVERNING LAW............................................26
   SECTION 7.03      Notices..................................................26
   SECTION 7.04      Severability of Provisions...............................26
   SECTION 7.05      Assignment...............................................27
   SECTION 7.06      Further Assurances.......................................27
   SECTION 7.07      No Waiver; Cumulative Remedies...........................27
   SECTION 7.08      Counterparts.............................................27
   SECTION 7.09      Binding Effect: Third-Party Beneficiaries................27
   SECTION 7.10      Merger and Integration...................................27

   SECTION 7.11      Headings.................................................28
   SECTION 7.12      Schedules and Exhibits...................................28
   SECTION 7.13      No Bankruptcy Petition Against
                      the Transferor or the Trust.............................28

                               Schedules & Annexes

Schedule 1      LIST OF CONTRACTS

Annex A         DEFINED TERMS

                         RECEIVABLES TRANSFER AGREEMENT

         THIS RECEIVABLES TRANSFER AGREEMENT (this "Agreement"), dated as of September 1, 1997, is entered into between FIRST SIERRA FINANCIAL, INC. ("First Sierra"), a Delaware corporation located at Texas Commerce Tower, 70th Floor, 600 Travis Street, Houston, Texas 77002, FIRST SIERRA RECEIVABLES III, INC., ("Receivables III"), a Delaware corporation located at Texas Commerce Tower, 70th Floor, 600 Travis Street, Houston, Texas 77002, PRUDENTIAL SECURITIES CREDIT CORPORATION ("Prudential") a Delaware corporation located at 1220 N. Market Street, Wilmington, Delaware 19801, FIRST UNION NATIONAL BANK (formerly First Union National Bank of North Carolina) ("First Union") a Delaware corporation located at One First Union Center, 301 South College Street, Charlotte, North Carolina 28288-0610, VARIABLE FUNDING CAPITAL CORPORATION ("VFCC") a Delaware corporation located at One First Union Center, 301 South College Street, Charlotte, North Carolina 28288-0610, Bankers Trust Company (the "Indenture Trustee") a New York banking corporation located at Four Albany Street, New York, New York 10006, not in its individual capacity but as Trustee of the First Sierra Equipment Lease Trust 1997-A, the First Sierra Equipment Lease Trust 1997-B and the First Sierra Equipment Lease Trust 1997-C (each as defined herein) and FIRST SIERRA RECEIVABLES IV, INC. (the "Transferor"), a Delaware corporation, located at Texas Commerce Tower, 600 Travis Street, Houston, Texas 77002. First Sierra, Receivables III and each Warehouse Trust (as defined below), are collectively referred to herein as the "Sellers". Prudential, First Union and VFCC are collectively referred to herein as the "Investors".

                                   WITNESSETH:

         WHEREAS, First Sierra in the ordinary course of its business acquires and originates equipment contracts in the United States; and

         WHEREAS, Receivables III, First Sierra and Bankers Trust Company have entered into a Master Investment, Pooling and Servicing Agreement, dated as of March 1, 1997 (the "Investment Agreement") whereby Receivables III may, from time to time, sell pools of contracts, contract receivables and equipment to one or more trusts to be formed pursuant to the Investment Agreement and a supplement thereto; and

         WHEREAS, pursuant to the Investment Agreement, the parties thereto may, from time to time, execute a supplement to the Investment Agreement and form a trust for the purpose of (i) accepting the transfer of a specific pool of contracts, contract receivables, equipment and certain rights relating thereto and arising therefrom from Receivables III, (ii) issuing senior certificates ("Senior Certificates") and residual certificates ("Residual Certificates" and, together with the Senior Certificates, the "Certificates") representing beneficial ownership interests in the assets of each trust and (iii) selling the Senior Certificates to investors; and

         WHEREAS, pursuant to a Series 1997-A Supplement, dated as of June 30, 1997 (the "Series 1997-A Supplement") among Receivables III, First Sierra, Bankers Trust Company and First Union National Bank of North Carolina, the parties thereto formed a trust (the "First Sierra Equipment Lease Trust
1997-A"), issued a Senior Certificate to First Union National Bank of North Carolina representing the senior beneficial ownership interest in the Leases and Equipment conveyed by Receivables III to the First Sierra Equipment Lease Trust 1997-A and issued a Residual Certificate to Receivables III representing the residual beneficial ownership interest in the Contracts and Equipment conveyed to the First Sierra Equipment Lease Trust 1997-A; and

         WHEREAS, First Union and Receivables III, as the beneficial owners of the Leases and Equipment in the First Sierra Equipment Lease Trust 1997-A, desire that Bankers Trust Company, as the Trustee of such trust, convey such Contracts and Equipment to the Transferor; and

         WHEREAS, pursuant to a Series 1997-B Supplement, dated as of June 26, 1997 (the "Series 1997-B Supplement") among Receivables III, First Sierra, Bankers Trust Company, VFCC and First Union National Bank of North Carolina, the parties thereto formed a trust (the "First Sierra Equipment Lease Trust 1997-B"), issued a Senior Certificate to VFCC representing the senior beneficial ownership interest in the Leases and Equipment conveyed by Receivables III to the First Sierra Equipment Lease Trust 1997-B and issued a Residual Certificate to Receivables III representing the residual beneficial ownership interest in the Contracts and Equipment conveyed to the First Sierra Equipment Lease Trust 1997-B; and

         WHEREAS, VFCC and Receivables III, as the beneficial owners of the Leases and Equipment in the First Sierra Equipment Lease Trust 1997-B, desire that Bankers Trust Company, as trustee of such trust, convey such Contracts and Equipment to the Transferor; and

         WHEREAS, pursuant to a Series 1997-C Supplement, dated as of March 31, 1997 (the "Series 1997-C Supplement") among Receivables III, First Sierra, Bankers Trust Company and Prudential, the parties thereto formed a trust (the "First Sierra Equipment Lease Trust 1997-C" and, together with the First Sierra Equipment Lease Trust 1997-A and the First Sierra Equipment Lease Trust 1997-B, the "Warehouse Trusts"), issued a Senior Certificate to Prudential representing the senior beneficial ownership interest in the Leases and Equipment conveyed by Receivables III to the First Sierra Equipment Lease Trust 1997-C and issued a Residual Certificate to Receivables III representing the residual beneficial ownership interest in the Contracts and Equipment conveyed to the First Sierra Equipment Lease Trust 1997-C; and

         WHEREAS, Prudential and Receivables III, as the beneficial owners of the Leases and Equipment in the First Sierra Equipment Lease Trust 1997-C, desire that Bankers Trust Company, as trustee of such trust, convey such Contracts and Equipment to the Transferor; and

         WHEREAS, in addition to Contracts and Equipment in the Warehouse Trusts, First Sierra desires to convey, transfer, contribute and assign all of its right title and interest in and to certain other Contracts and Equipment to the Transferor; and

         WHEREAS, each of the Sellers desires to convey, transfer, contribute and assign all of its right, title and interest in and to the Contracts and all of its right, title and interest in and to the Equipment and certain of its rights under the Source Agreements (as such capitalized terms are defined below) to the Transferor upon the terms and conditions hereinafter set forth; and

         WHEREAS, each of the Sellers and the Transferor agree that all representations, warranties, covenants and agreements made by it herein shall be for the benefit of the Noteholders, the Certificateholders, the Note Insurer, the Letter of Credit Bank, any Owner Trustee and any Indenture Trustee (as defined below).

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01 Definitions. Whenever used in this Agreement, capitalized terms used and not defined herein shall have the meanings set forth in Annex A hereto.

         SECTION 1.02 Other Definitional Provisions.

         (a) Terms used in Related Documents. Each term defined in this Agreement will have the meaning assigned to such term in this Agreement when used in any certificate or other document made or delivered pursuant to this Agreement, unless such term is otherwise defined therein.

         (b) Accounting Terms. As used in this Agreement, accounting terms which are not defined pursuant to Section 1.01 have the respective meanings given to them under generally accepted accounting principles, as in effect on the date of this Agreement. To the extent that the definitions of accounting terms in this Agreement are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement will control.

         (c) "Hereof," etc. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement, unless otherwise specified.

         (d) Number and Gender. Each defined term used in this Agreement has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Agreement has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

         (e) Including. Whenever the term "including" (whether or not that term is followed by the phrase "but not limited to" or "without limitation" or words of similar effect) is used in this Agreement in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.

                                   ARTICLE II

                           TRANSFER OF CONVEYED ASSETS

         SECTION 2.01 Direction; Acquisition; Capital Contribution.

         (a) In accordance with the terms of the Investment Agreement, each of the Investors, as the Senior Certificateholders of the related Warehouse Trust, and Receivables III, as the Residual Certificateholder of the Warehouse Trusts, together representing all of the beneficial ownership interests in the Warehouse Trusts, hereby direct Bankers Trust Company to convey all of the assets of each Warehouse Trust to the Transferor. Upon receipt of the consideration specified below, each of the Investors hereby release all of its right, title and interest in, to and under the Conveyed Assets. Such receipt being hereby acknowledged by execution of this Agreement by each Investor.

         (b) In consideration for (x) the issuance to First Sierra of all shares of the Transferor's issued and outstanding capital stock, (y) the receipt of $7,896,613.45 by First Sierra, $3,745,521.50 by First Sierra Equipment Lease
Trust 1997-A, $73,812,899.92 by First Sierra Equipment Lease Trust 1997-B and $73,760,045.92 by First Sierra Equipment Lease Trust 1997-C and (z) other good and valuable consideration, each of the Sellers hereby conveys to the Transferor all of its right, title and interest in, to and under the Conveyed Assets, whether now existing or hereinafter arising, without recourse (except as may be set forth in the Servicing Agreement). In connection with such conveyance, each of the Sellers, as applicable, hereby makes a capital contribution to the Transferor in the amount by which the fair market value of the related Conveyed Assets exceeds the cash consideration received by such Seller in connection therewith.

         (c) In connection with such contribution and conveyance, each Seller agrees to record and file, at the expense of First Sierra, financing statements (and thereafter will file continuation statements with respect to such financing statements) with respect to the related Conveyed Assets contributed and to be transferred to the Transferor pursuant to this Agreement, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and to maintain the perfection of, the transfer, conveyance and contribution of the related Conveyed Assets (subject to the Filing Requirements with respect to the Equipment) from each of the Sellers to the Transferor, the transfer, conveyance and assignment of the Conveyed Assets (subject to the Filing Requirements with respect to the Equipment) from the Transferor to the Trust and the transfer, assignment and pledge of the Pledged Property from the Transferor to the Indenture Trustee on behalf of the Noteholders, the Note Insurer and the Letter of Credit Bank, as their interests may appear, pursuant to the Indenture, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to the Transferor (and copies to the Indenture Trustee, the Letter of Credit Bank and the Note Insurer) on or prior to each Conveyance Date; provided, however, that the Contract Files (including each original executed Contract) will not be physically delivered to the Transferor but instead will be held by the Indenture Trustee.

         (d) In connection with such assignment and conveyance, First Sierra shall, at its own expense, on or prior to the Closing Date, and with respect to Substitute Contracts, as soon as possible, but in no event later than two (2) Business Days after the related Conveyance Date (i) cause the Contract Management System to be marked with a specified code (the "Contract Management Code") to show that the Conveyed Assets have been assigned and transferred to the Transferor in accordance with this Agreement, subsequently assigned and transferred to the Trust in accordance with the Depositor Transfer Agreement and pledged to the Indenture Trustee on behalf of the Noteholders, the Note Insurer and the Letter of Credit Bank, as their interests may appear, pursuant to the Indenture and (ii) prepare and hold in its capacity as Servicer on behalf of the Transferor and the Indenture Trustee the List of Contracts on or prior to the Closing Date. Pursuant to Section 3.03, First Sierra from time to time may make capital contributions of Substitute Contracts to the Transferor at any time by delivering a supplemented List of Contracts to the Transferor on each Conveyance Date containing for each Substitute Contract transferred on such Conveyance Date the information set forth in the definition of List of Contracts. Upon delivery of any such supplement to the List of Contracts, the List of Contracts shall be deemed amended to incorporate therein the information contained in such supplement.

         (e) Except for the obligations of First Sierra pursuant to the Servicing Agreement and the Indenture with respect to any breach of a representation, warranty or covenant made herein, the sale and contribution of the Contracts will be without recourse to the Sellers.

         SECTION 1.02 Custody of Contract Files . In connection with the contribution, assignment, transfer and conveyance of the Contracts to the Transferor pursuant to this Agreement, First Sierra, as Servicer under the Servicing Agreement and as agent of the Indenture Trustee will retain the Contract Files and any related evidence of insurance and payments; provided, however, that First Sierra will physically convey the original executed counterparts of each Contract and the related Certificate of Title, if applicable, to the Indenture Trustee in accordance with the terms of the Indenture.

         SECTION 2.03 Intention of the Parties; Grant of Security Interest. It is the intention of the parties hereto that each transfer of Conveyed Assets to be made pursuant to the terms hereof shall constitute a sale or capital contribution of such Contract by each Seller to the Transferor and not a loan. In the event, however, that a court of competent jurisdiction were to hold that any such transfer constitutes a loan and not a sale or capital contribution, it is the intention of the parties hereto that this Agreement is deemed to be a security agreement and that each Seller shall be deemed to have granted to the Transferor as of the date hereof a first priority perfected security interest in all of such Seller's right, title and interest in, to and under each Conveyed Asset, and all income and proceeds thereof.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.01 Representations and Warranties. (a) First Sierra hereby makes the following representations and warranties for the benefit of the Indenture Trustee, the Noteholders, the Note Insurer, the Letter of Credit Bank and the Transferor. Such representations and warranties are made as of the Closing Date or any Transfer Date (with respect to Substitute Contracts transferred to Transferor on such date) and shall survive each contribution, assignment, transfer and conveyance by First Sierra of the respective Conveyed Assets to the Transferor and its successors and assigns.

                    (i) Organization and Good Standing. First Sierra is a corporation duly organized, validly existing and in good standing, under the laws of the State of Delaware, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority, and legal right to acquire and own the Conveyed Assets;

                    (ii) Due Qualification. First Sierra is qualified as a foreign corporation in any state where it is required to be so qualified to conduct its business, to enforce the Source Agreements to which it is a party, and to service the Contracts as required by the Servicing Agreement and has obtained all necessary licenses, consents and approvals as required under federal and state law, in each case, where the failure to be so qualified, licensed, consented to or approved could reasonably be expected materially and adversely to affect the ability of First Sierra to comply with the terms of this Agreement or any other Transaction Document to which it is a party;

                    (iii) Power and Authority. First Sierra has the corporate power and authority to execute and deliver this Agreement, the Source Agreements to which it is a party and the Contracts and any other Transaction Document to which it is a party, and to carry out their respective terms; First Sierra has duly authorized the contribution and assignment to the Transferor of the Conveyed Assets by all necessary corporate action; and the execution, delivery, and performance of this Agreement, the Source Agreements, the Contracts and any other Transaction Document to which it is a party, has been duly authorized by First Sierra by all necessary corporate action;

                    (iv) Due Execution and Delivery. This Agreement has been duly executed and delivered on behalf of First Sierra;

                    (v) Valid Assignment; Binding Obligations. This Agreement constitutes a valid contribution, assignment, transfer and conveyance to the Transferor of all right, title, and interest of First Sierra in, to and under the Conveyed Assets and the Conveyed Assets will be held by the Transferor free and clear of any Lien of any Person claiming, through or under First Sierra, except for Liens permitted under, or to be created by the Indenture; and this Agreement, and the other Transaction Documents to which it is a party, when duly executed and delivered, will constitute legal, valid, and binding obligations of First Sierra enforceable against First Sierra in accordance with their respective terms subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                    (vi) No Violation. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of First Sierra, or any material term of any indenture, agreement, mortgage, deed of trust, or other instrument to which First Sierra is a party or by which it is bound, or result in the creation or imposition of any
          Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement, or violate any law or any order, injunction, writ, rule, or regulation applicable to First Sierra of any court or of any federal or state regulatory body, administrative agency, or other Governmental Authority having jurisdiction over First Sierra or any of its properties which would have a material adverse effect on the Conveyed Assets;

                    (vii)  No   Proceedings.   There  are  no   proceedings   or
          investigations pending, or, to the knowledge of First Sierra, threatened, before any court, regulatory body, administrative agency, or other tribunal or Governmental Authority (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that might (in the reasonable judgment of First Sierra) materially and adversely affect the performance by First Sierra of its obligations under, or the validity or enforceability of, this Agreement;

                    (viii) Tax Returns. First Sierra has filed on a timely basis all tax returns (federal, state and local) required to be filed and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from First Sierra;

                    (ix) Pensions. Each pension plan or profit sharing plan to which First Sierra is a party has been fully funded in accordance with the obligations of First Sierra set forth in such plan;

                    (x) Valid Business Reasons. First Sierra has valid business reasons for selling its interests in the Conveyed Assets rather than obtaining a loan with the Conveyed Assets as collateral;

                    (xi) Insolvency. First Sierra is not insolvent and will not be rendered insolvent by the transactions contemplated by this Agreement and has an adequate amount of capital to conduct its business in the ordinary course and to carry out its obligations hereunder and under each Transaction Document to which it is a party;

                    (xii) Principal Place of Business. The principal place of business and chief executive office of First Sierra are located at the address of First Sierra set forth herein and, there are now no, and during the past four months there have not been, any other locations where First Sierra is located (as that term is used in the UCC in the state of such location) except that, with respect to such changes occurring after the date of this Agreement, as shall have been specifically disclosed to the Servicer and the Indenture Trustee in writing;

                    (xiii) Accounting and Tax Treatment. First Sierra will treat the assignment of the Conveyed Assets to the Transferor pursuant to
          Article II as a sale and contribution of the Conveyed Assets to the capital of the Transferor for federal income tax purposes, and as a sale for financial reporting and accounting purposes;

                    (xiv) Legal Name. The legal name of First Sierra is as set forth in the signature line of this Agreement and First Sierra has not changed its name since its incorporation and since its incorporation, First Sierra did not use, nor does First Sierra now use, any trade names, fictitious names, assumed names or "doing business as" names;

                    (xv) Material Adverse Change. As of June 30, 1997, no event has occurred and is continuing which materially and adversely affects First Sierra's operations including, without limitation, the ability of First Sierra to perform the transactions contemplated hereunder;

                    (xvi) No Consent Required. First Sierra is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the Transaction Documents to which it is a party, except for such as have been obtained, effected or made;

                    (xvii) Fair Consideration. The consideration received by First Sierra as set forth herein is fair consideration having value reasonably equivalent to or in excess of the value of the Conveyed Assets conveyed by it and the performance of First Sierra's obligations hereunder; and

                    (xviii) Consolidated Return Taxable Income from the Equipment and the Related Contracts. The Transferor and First Sierra are members of an affiliated group within the meaning of section 1504 of the Code which has filed, and will continue to file, a consolidated return for federal income tax purposes at all times until satisfaction in full of all obligations (i) of First Sierra hereunder and (ii) of First Sierra and the Transferor under the Transaction Documents or other document relating to the financing contemplated hereby. The Transferor shall treat the Contracts as owned by it and any True Lease Equipment as owned by it for federal, state and local income tax purposes, and the affiliated group of which the Transferor is a member within the meaning of section 1504 of the Code shall treat the Contracts owned by the Transferor and any True Lease Equipment as owned by the Transferor for federal income tax purposes and shall report and include the rental and other income from the Equipment and the Contracts in gross income.

         (b) Receivables III hereby makes the following representations and warranties for the benefit of the Indenture Trustee, the Noteholders, the Note Insurer, the Letter of Credit Bank and the Transferor. Such representations and warranties are made as of the Closing Date and shall survive each contribution, assignment, transfer and conveyance by the Sellers of the respective Conveyed Assets to the Transferor and its successors and assigns.

                    (i) Organization and Good Standing. Receivables III is a corporation duly organized, validly existing and in good standing, under the laws of the State of Delaware, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority, and legal right to acquire and own the Conveyed Assets;

                    (ii) Due Qualification. Receivables III is qualified as a foreign corporation in any state where it is required to be so qualified to conduct its business and has obtained all necessary licenses, consents and approvals as required under federal and state law, in each case, where the failure to be so qualified, licensed, consented to or approved could reasonably be expected materially and adversely to affect the ability of Receivables III to comply with the terms of this Agreement or any other Transaction Document to which it is a party;

                    (iii) Power and Authority. Receivables III has the corporate power and authority to execute and deliver this Agreement and any other Transaction Document to which it is a party, and to carry out their respective terms; Receivables III has duly authorized the contribution and assignment to the Transferor of all of its right, title and interest, if any, in the Conveyed Assets by all necessary corporate action; and the execution, delivery, and performance of this Agreement, and any other Transaction Document to which it is a party, has been duly authorized by Receivables III by all necessary corporate action;

                    (iv) Due Execution and Delivery. This Agreement has been duly executed and delivered on behalf of Receivables III;

                    (v) Valid Assignment; Binding Obligations. This Agreement constitutes a valid assignment, transfer and conveyance to the Transferor of all right, title, and interest of Receivables III in, to and under the Conveyed Assets and the Conveyed Assets will be held by the Transferor free and clear of any Lien of any Person claiming, through or under Receivables III; and this Agreement when duly executed and delivered, will constitute the legal, valid, and binding obligation of Receivables III enforceable against Receivables III in accordance with its terms subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                    (vi) No Violation. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of Receivables III, or any material term of any indenture, agreement, mortgage, deed of trust, or other instrument to which Receivables III is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement, or violate any law or any order, injunction, writ, rule, or regulation applicable to Receivables III of any court or of any federal or state regulatory body, administrative agency, or other Governmental Authority having jurisdiction over Receivables III or any of its properties which would have a material adverse effect on the Conveyed Assets;

                    (vii) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of Receivables III, threatened, before any court, regulatory body, administrative agency, or other tribunal or Governmental Authority (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that might (in the reasonable judgment of Receivables III) materially and adversely affect the performance by Receivables III of its obligations under, or the validity or enforceability of, this Agreement;

                    (viii) No Consent Required. Receivables III is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the Transaction Documents to which it is a party, except for such having been obtained, effected or made;

                    (ix) Fair Consideration. The consideration received by Receivables III as set forth herein is fair consideration having value reasonably equivalent to or in excess of the value of the Conveyed Assets conveyed by it and the performance of Receivables III's obligations hereunder; and

                    (x) Principal Place of Business. The principal place of business and chief executive office of Receivables III are located at 1061 East Indiantown Road, Suite 201, Jupiter, Florida 73477 and, there are now no, and during the past four months there have not been, any other locations where First Sierra is located (as that term is used in the UCC in the state of such location) except that, with respect to such changes occurring after the date of this Agreement, as shall have been specifically disclosed to the Servicer and the Indenture Trustee in writing. The principal place of business and chief executive office of each of the Warehouse Trusts are located in care of Bankers Trust Company, Four Albany Street, New York 10006 and, there are now no, and during the past four months there have not been, any other locations where each Warehouse Trust is located (as that term is used in the UCC in the state of such location).

         (c) Prudential hereby makes the following representations and warranties for the benefit of the Indenture Trustee, the Noteholders, the Note Insurer, the Letter of Credit Bank and the Transferor. Such representations and warranties are made as of the Closing Date and shall survive each contribution, assignment, transfer and conveyance by the Sellers of the respective Conveyed Assets to the Transferor and its successors and assigns

                    (i) Organization and Good Standing. Prudential is a corporation duly organized, validly existing and in good standing, under the laws of the State of Delaware, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority, and legal right to acquire and own the Conveyed Assets;

                    (ii) Due Qualification. Prudential is qualified as a foreign corporation in any state where it is required to be so qualified to conduct its business and has obtained all necessary licenses, consents and approvals as required under federal and state law, in each case, where the failure to be so qualified, licensed, consented to or approved could reasonably be expected materially and adversely to affect the ability of Prudential to comply with the terms of this Agreement or any other transaction document to which it is a party;

                    (iii) Power and Authority. Prudential has the corporate power and authority to execute and deliver this Agreement and any other Transaction

          Document to which it is a party, and to carry out their respective terms; and the execution, delivery, and performance of this Agreement and any other Transaction Document to which it is a party, has been duly authorized by Prudential by all necessary corporate action;

                    (iv) Due Execution and Delivery. This Agreement has been duly executed and delivered on behalf of Prudential;

                    (v) Valid Assignment; Binding Obligations. This Agreement constitutes a valid contribution, assignment, transfer and conveyance to the Transferor of all right, title, and interest of Prudential in, to and under the Conveyed Assets and the Conveyed Assets will be held by the Transferor free and clear of any Lien of any Person claiming, through or under Prudential; and this Agreement, when duly executed and delivered, will constitute the legal, valid, and binding obligation of Prudential enforceable against Prudential in accordance with its terms subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                    (vi) No Violation. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of Prudential, or any material term of any indenture, agreement, mortgage, deed of trust, or other instrument to which Prudential is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement, or violate any law or any order, injunction, writ, rule, or regulation applicable to Prudential of any court or of any federal or state regulatory body, administrative agency, or other Governmental Authority having jurisdiction over Prudential or any of its properties which would have a material adverse effect on the Conveyed Assets;

                    (vii)  No   Proceedings.   There  are  no   proceedings   or
          investigations pending, or, to the knowledge of Prudential, threatened, before any court, regulatory body, administrative agency, or other tribunal or Governmental Authority (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that might (in the reasonable judgment of Prudential) materially and adversely affect the performance by Prudential of its obligations under, or the validity or enforceability of, this Agreement;

                    (viii) No Consent Required. Prudential is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the Transaction Documents to which it is a party, except for such having been obtained, effected or made; and

                    (ix) Fair Consideration. The consideration received by Prudential as set forth herein is fair consideration having value reasonably equivalent to or in excess of the value of the Conveyed Assets conveyed by it and the performance of Prudential's obligations hereunder.

         (d) First Union hereby makes the following representations and warranties for the benefit of the Indenture Trustee, the Noteholders, the Note Insurer, the Letter of Credit Bank and the Transferor. Such representations and warranties are made as of the Closing Date and shall survive each contribution, assignment, transfer and conveyance by the Sellers of the respective Conveyed Assets to the Transferor and its successors and assigns:

                    (i) Organization and Good Standing. First Union is a national bank duly organized, validly existing and in good standing, under the laws of the United States, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority, and legal right to acquire and own the Conveyed Assets;

                    (ii) Due Qualification. First Union is qualified as a foreign corporation in any state where it is required to be so qualified to conduct its business and has obtained all necessary licenses, consents and approvals as required under federal and state law, in each case, where the failure to be so qualified, licensed, consented to or approved could reasonably be expected materially and adversely to affect the ability of First Union to comply with the terms of this Agreement or any other Transaction Document to which it is a party;

                    (iii) Power and Authority. First Union has the corporate power and authority to execute and deliver this Agreement and any other Transaction Document to which it is a party, and to carry out their respective terms; and the execution, delivery, and performance of this Agreement and any other Transaction Document to which it is a party, has been duly authorized by First Union by all necessary corporate action;

                    (iv) Due Execution and Delivery. This Agreement has been duly executed and delivered on behalf of First Union;

                    (v) Valid Assignment; Binding Obligations. This Agreement constitutes a valid contribution, assignment, transfer and conveyance to the Transferor of all right, title, and interest of First Union in, to and under the Conveyed Assets and the Conveyed Assets will be held by the Transferor free and clear of any Lien of any Person claiming, through or under First Union;

          and this Agreement, when duly executed and delivered, will constitute legal, valid, and binding obligation of First Union enforceable against First Union in accordance with their respective terms subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                    (vi) No Violation. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of First Union, or any material term of any indenture, agreement, mortgage, deed of trust, or other instrument to which First Union is a party or by which it is bound, or result in the creation or imposition of any
          Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement, or violate any law or any order, injunction, writ, rule, or regulation applicable to First Union of any court or of any federal or state regulatory body, administrative agency, or other Governmental Authority having jurisdiction over First Union or any of its properties which would have a material adverse effect on the Conveyed Assets;

                    (vii)  No   Proceedings.   There  are  no   proceedings   or
          investigations pending, or, to the knowledge of First Union, threatened, before any court, regulatory body, administrative agency, or other tribunal or Governmental Authority (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that might (in the reasonable judgment of First Union) materially and adversely affect the performance by First Union of its obligations under, or the validity or enforceability of, this Agreement;

                    (viii) No Consent Required. First Union is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the Transaction Documents to which it is a party, except for such having been obtained, effected or made; and

                    (ix) Fair Consideration. The consideration received by First Union as set forth herein is fair consideration having value reasonably equivalent to or in excess of the value of the Conveyed Assets conveyed by it and the performance of First Union's obligations hereunder.

         (e) VFCC hereby makes the following representations and warranties for the benefit of the Indenture Trustee, the Noteholders, the Note Insurer, the Letter of Credit Bank and the Transferor. Such representations and warranties are made as of the Closing Date and shall survive each contribution, assignment, transfer and conveyance by the Sellers of the respective Conveyed Assets to the Transferor and its successors and assigns:

                    (i) Organization and Good Standing. VFCC is a corporation duly organized, validly existing and in good standing, under the laws of the State of Delaware, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority, and legal right to acquire and own the Conveyed Assets;

                    (ii) Due Qualification. VFCC is qualified as a foreign corporation in any state where it is required to be so qualified to conduct its business and has obtained all necessary licenses, consents and approvals as required under federal and state law, in each case, where the failure to be so qualified, licensed, consented to or approved could reasonably be expected materially and adversely to affect the ability of VFCC to comply with the terms of this Agreement or any other Transaction Document to which it is a party;

                    (iii) Power and Authority. VFCC has the corporate power and authority to execute and deliver this Agreement and any other Transaction Document to which it is a party, and to carry out their respective terms; and the execution, delivery, and performance of this Agreement and any other Transaction Document to which it is a party, has been duly authorized by VFCC by all necessary corporate action;

                    (iv) Due Execution and Delivery. This Agreement has been duly executed and delivered on behalf of VFCC;

                    (v) Valid Assignment; Binding Obligations. This Agreement constitutes a valid contribution, assignment, transfer and conveyance to the Transferor of all right, title, and interest of VFCC in, to and under the Conveyed Assets and the Conveyed Assets will be held by the Transferor free and clear of any Lien of any Person claiming, through or under VFCC; and this Agreement, when duly executed and delivered, will constitute the legal, valid, and binding obligation of VFCC enforceable against VFCC in accordance with their respective terms subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                    (vi) No Violation. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of VFCC, or any material term of any indenture, agreement, mortgage, deed of trust, or other instrument to which VFCC is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement, or violate any law or any order, injunction, writ, rule, or regulation applicable to VFCC of any court or of any federal or state regulatory body, administrative agency, or other Governmental Authority having jurisdiction over VFCC or any of its properties which would have a material adverse effect on the Conveyed Assets;

                    (vii) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of VFCC, threatened, before any court, regulatory body, administrative agency, or other tribunal or Governmental Authority (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that might (in the reasonable judgment of
          VFCC) materially and adversely affect the performance by VFCC of its obligations under, or the validity or enforceability of, this Agreement;

                    (viii) No Consent Required. VFCC is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the Transaction Documents to which it is a party, except for such having been obtained, effected or made; and

                    (ix) Fair Consideration. The consideration received by VFCC as set forth herein is fair consideration having value reasonably equivalent to or in excess of the value of the Conveyed Assets conveyed by it and the performance of VFCC's obligations hereunder.

         SECTION 3.02 Representations and Warranties of the Transferor. The Transferor hereby makes the following representations and warranties for the benefit of the Sellers, the Investors, Receivables III, the Note Insurer, the Indenture Trustee, the Letter of Credit Bank and the Noteholders. Such representations and warranties speak as of the Closing Date and each Transfer Date.

         (i) Organization and Good Standing. The Transferor is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, with full power and authority to own its properties and to conduct its business as presently conducted and has the power, authority and legal right to acquire and own the Conveyed Assets;

         (ii) Due Qualification. The Transferor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified, licensed or approved would not, in the aggregate, materially and adversely affect the ability of the Transferor to comply with the terms of this Agreement and the other Transaction Documents to which it is a party;

         (iii) Power and Authority. The Transferor has the power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to carry out their respective terms; and the execution, delivery, and performance of this Agreement and other Transaction Documents to which it is a party have been duly authorized by the Transferor by all necessary action;

         (iv)  Due  Execution  and  Delivery.   This  Agreement  and  the  other
Transaction Documents to which it is a party have been duly executed and delivered on behalf of the Transferor;

         (v) Binding Obligations. This Agreement and the other Transaction Documents to which it is a party constitute legal, valid, and binding obligations of the Transferor and are enforceable in accordance with their respective terms subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

         (vi) No Violation. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement and other Transaction Documents to which it is a party will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice of lapse of time) a default under, the Certificate of Incorporation or By Laws of the Transferor, or any material term to any indenture to which the Transferor is a party or violate any law or any order, injunction, writ, rule or regulation applicable to the Transferor of any court or of any federal or state regulatory body, administrative agency or other Governmental Authority having jurisdiction over the Transferor or any of its properties which would have a material adverse effect on the Conveyed Assets;

         (vii) Common Stock. First Sierra is the registered owner of all of the issued and outstanding common stock of the Transferor, all of which common stock is validly issued, fully paid and nonassessable and, to the best of its knowledge, owned of record, free and clear of all mortgages, assignments, pledges, security interests, warrants, options and rights to purchase;

         (viii) No Proceedings. There are no proceedings or investigations of which the Transferor has received service of process to which the Transferor is a party pending or, to the knowledge of the Transferor, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of or any of the Transaction Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by any of the Transaction Documents or (C) seeking any determination or ruling that would materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, any of the Transaction Documents;

         (ix) Approvals and Compliance. All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery of the Transaction Documents, have been or will be taken or obtained on or prior to the Closing Date and the Transferor is in compliance with all applicable laws, rules, regulations and orders with respect to the Transferor, its business and properties and all purchased Contracts;

         (x) Solvency. The Transferor is solvent and will not be rendered insolvent by the transactions contemplated by this Agreement and the other Transaction Documents and the Transferor has an adequate amount of capital to conduct its business in the ordinary course and to carry out its obligations under this Agreement and the other Transaction Documents;

         (xi) Subsidiaries. The Transferor has no subsidiaries;

         (xii) Tax Returns. The Transferor has filed on a timely basis all tax returns (federal, state and local) required to be filed and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Transferor;

         (xiii) Principal Place of Business. The principal place of business and chief executive office of the Transferor are located at the address of the Transferor set forth herein and, there are now no, and during the past four months there have not been, any other locations where the Transferor is located (as that term is used in the UCC in the state of such location) except that, with respect to such changes occurring after the date of this Agreement, as shall have been specifically disclosed to the Servicer, the Note Insurer, the Letter of Credit Bank and the Indenture Trustee in writing;

         (xiv) Accounting and Tax Treatment. The Transferor will treat the assignment of the Conveyed Assets to the Trust pursuant to the Depositor Transfer Agreement as a sale of the Conveyed Assets for federal income tax purposes, and as a sale for financial reporting and accounting purposes; and
(xv) Legal Name. The legal name of the Transferor is as set forth in the signature line of this Agreement and the Transferor has not changed its name since its incorporation and since its incorporation, the Transferor did not use, nor does the Transferor now use, any trade names, fictitious names, assumed names or "doing business as" names.

         SECTION 3.03 Substitution of Contracts and Equipment by First Sierra.

         (a) With respect to a substitution of Contracts in accordance with the provisions of this Section 3.03, each proposed Substitute Contract must (i) be an Eligible Contract, (ii) satisfy all of the representations and warranties set forth in Section 2.02 of the Servicing Agreement, (iii) have a Discounted Contract Principal Balance of not less than the Discounted Contract Principal Balance of the Contract being replaced and (iv) is eligible to be substituted by First Sierra under the Indenture. For purposes of determining compliance with clause (iii) of the preceding sentence, if more than one Substitute Contract is being provided on any date, the Discounted Contract Principal Balance of the Substitute Contracts and the Contracts being replaced shall be determined on an aggregate basis.

         (b) Any substitution of a Contract pursuant to this Agreement will be effected by (i) delivery to the Indenture Trustee of the Contract File for each such Substitute Contracts, (ii) filing of any UCC financing statements necessary to perfect the interest of the Indenture Trustee in the Substitute Contracts,
(iii) delivery to the Indenture Trustee of a supplement to the List of Contracts reflecting such substitution and (iv) delivery to the Indenture Trustee of a release request and the originally executed trust receipt relating thereto.

         (c) The parties hereto agree that in addition to the obligation of First Sierra to repurchase or to substitute any Contract and the related Equipment as to which a breach of the representations set forth in the Servicing Agreement has occurred and is continuing, First Sierra will enforce its remedies against any Source under any Source Agreement. In consideration of the purchase of the Equipment and the Contract, First Sierra shall remit the Repurchase Amount to the Servicer for allocation of such Repurchase Amount pursuant to the terms of the Indenture. Except as may be set forth in the Transaction Documents, it is understood and agreed that the obligations of First Sierra with respect to a breach as provided in this Section 3.03 and Section 4.01 of the Indenture constitute the sole remedy against First Sierra for such breach available to the Transferor, the Note Insurer, the Letter of Credit Bank, the Indenture Trustee and Noteholders. The representations and warranties set forth in Sections 3.01 and 3.02 shall survive the assignment of the Conveyed Assets to the Transferor, the assignment of the Conveyed Assets to the Trust and the pledge of the Pledged Property to the Indenture Trustee.

                                   ARTICLE IV

                                    COVENANTS

         SECTION 4.01 Seller Covenants. First Sierra and the Sellers, as applicable, hereby covenant and agree with the Transferor, the Note Insurer, the Letter of Credit Bank, the Noteholders and the Indenture Trustee with respect to itself as follows:

         (a) Preservation of Security Interest. The Sellers shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the respective right, title and interest of the Transferor, the Trust and the Indenture Trustee in the Conveyed Assets. First Sierra shall deliver (or cause to be delivered) to the Transferor file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Preservation of Name, etc. First Sierra will not change its name, identity or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by First Sierra in accordance with paragraph (a) above or under any Transaction Document seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless it shall have given the Transferor, the Note Insurer, the Letter of Credit Bank and the Indenture Trustee at least 60 days' prior written notice thereof.

         (c) Preservation of Office. First Sierra will give the Transferor,  the
Note Insurer, the Letter of Credit Bank and the Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement.

         (d) Obligations with Respect to Conveyed Assets. Each of the Sellers will duly fulfill all obligations on its part to be fulfilled under or in connection with each Contract and each Source Agreement, and will do nothing to impair the rights of the Transferor, the Trust, the Note Insurer, the Letter of Credit Bank or the Indenture Trustee in any of the Conveyed Assets.

         (e) Compliance with Law. First Sierra will comply, in all material respects, with all acts, rules, requisitions, orders, decrees and directions of any Governmental Authority applicable to its business and to the Conveyed Assets or any part thereof; provided, however, that First Sierra may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Transferor, the Indenture Trustee, the Note Insurer, the Letter of Credit Bank or the Owner Trustee in the Conveyed Assets.

         (f) Conveyance of Conveyed Assets; Security Interests. Except for the transfers and conveyances hereunder, or under any Transaction Document, the Sellers will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien, on any Conveyed Asset, or any interest therein and First Sierra shall defend the right, title, and interest of the Transferor, the Trust, the Indenture Trustee, the Note Insurer, the Letter of Credit Bank and their respective successors and assigns in, to, and under the Conveyed Assets, against all claims of third parties claiming, through or under the Sellers; provided, however, that nothing in this Section 4.01(f) shall prevent or be deemed to prohibit First Sierra from suffering to exist upon any of the Conveyed Assets any Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if First Sierra shall concurrently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto and such contests pose no risk of forfeiture.

         (g) Notification of Breach. The Sellers will advise the Transferor, the Indenture Trustee, the Letter of Credit Bank and the Note Insurer promptly, in reasonable detail, upon discovery of the occurrence of any breach by First Sierra of any of its representations, warranties and covenants contained herein.

         (h) Further Assurances. First Sierra will make, execute or endorse, acknowledge and file or deliver to the Transferor, the Trust and the Indenture Trustee from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Conveyed Assets and other rights covered by this Agreement, as the Transferor, the Trust, the Indenture Trustee, the Letter of Credit Bank and the Note Insurer may request and reasonably require, provided that no

UCC filing will be required with respect to the Equipment, except as required by the Filing Requirements.

         (i) Indemnification. First Sierra agrees to indemnify, defend and hold the Transferor, the Indenture Trustee, the Letter of Credit Bank and the Note Insurer harmless from and against any and all loss, liability, damage, judgment, claim, deficiency, or expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) to which any of them may become subject insofar as such loss, liability, damage, judgment, claim, deficiency, or expense arises out of or is based upon a breach by First Sierra of its covenants contained in Section 4.01, or any information certified set forth in this Agreement or in any schedule delivered by First Sierra hereunder, being untrue in any material respect at any time. The obligations of First Sierra under this
Section 4.01(i) shall be considered to have been relied upon by the Transferor, the Indenture Trustee, the Letter of Credit Bank and the Note Insurer and shall survive the execution, delivery, and performance of this Agreement regardless of any investigation made by the Transferor, the Indenture Trustee, the Letter of
Credit Bank and the Note Insurer or on their respective behalf. THE INDEMNIFICATION OBLIGATIONS OF FIRST SIERRA PURSUANT TO THE PRECEDING PROVISIONS OF THIS PARAGRAPH SHALL APPLY REGARDLESS OF ANY NEGLIGENCE OR OTHER FAULT ON THE PART OF THE TRANSFEROR, THE INDENTURE TRUSTEE, THE LETTER OF CREDIT BANK, THE
NOTE  INSURER OR ANY OF THEIR  RESPECTIVE  OFFICERS,  EMPLOYEES  OR AGENTS.

         (j) Notice of Liens. First Sierra shall notify the Transferor, the Indenture Trustee, the Letter of Credit Bank and the Note Insurer promptly after becoming aware of any Lien on any Conveyed Asset.

         (k) Taxes. First Sierra shall promptly pay all applicable taxes required to be paid in connection with the assignment of the Conveyed Assets and acknowledges that the Transferor shall have no responsibility with respect thereto. First Sierra shall promptly pay and discharge, or cause the payment and discharge of, all federal income taxes (and all other material taxes) when due and payable by each such Seller, except (i) such as may be paid thereafter without penalty or (ii) such as may be contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP. First Sierra shall promptly notify the Transferor, the Indenture Trustee, the Noteholders, the Letter of Credit Bank and the Note Insurer of any material challenge, contest or proceeding pending by or against First Sierra before any taxing authority. First Sierra and the Transferor shall enter into a Tax Sharing Agreement, pursuant to which (i) First Sierra shall assume the sole responsibility for making any required payments of taxes to the Internal Revenue Service and shall agree to indemnify and hold the Transferor harmless against any claims of liability for such taxes and (ii) the Transferor shall be required to make certain payments to First Sierra in respect of its separate federal income tax liability. So long as any Notes remain outstanding, First Sierra and the Transferor shall not terminate or amend such Tax Sharing Agreement without the prior written consent of the Indenture Trustee acting upon the written direction of the Note Insurer (or, following the Class A Termination Date, the Letter of Credit Bank), except that First Sierra shall not require the Transferor to make any payments to First Sierra, pursuant to the Tax Sharing Agreement, which exceed the aggregate federal income tax liability of the Transferor, on a separate return basis for all taxable years covered by Tax Sharing Agreement, that would arise if all allowable losses arising at an time during such period were applied to reduce the Transferor`s aggregate separate taxable income for all such years.

         (l) Taxes and Other Liabilities. First Sierra shall promptly pay and discharge all material taxes, assessments, fees, claims and other governmental charges when due and payable by First Sierra, the First Sierra Group, or any member of the First Sierra Group, including the Transferor, except (i) such as may be paid thereafter without penalty or (ii) such as may be contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP. First Sierra shall promptly notify the Transferor, the Note Insurer, the Letter of Credit Bank and the Indenture Trustee of any material challenge, contest or proceeding pending by or against First Sierra or the First Sierra Group before any taxing authority.

         (m) Non-Consolidation. First Sierra shall take all action necessary to ensure that the Transferor would not be substantially consolidated with First Sierra, such that the separate corporate existence of First Sierra and the Transferor would be ignored in the event of a bankruptcy of First Sierra.

         SECTION 4.02 Transferor Covenants. The Transferor hereby covenants and agrees with the Sellers, the Note Insurer, the Letter of Credit Bank and the Indenture Trustee as follows:

         (a) Transferor Certificate. Prior to each date as of which Contracts and the interest of the Transferor in the Equipment subject to such Contracts are to be re-purchased by First Sierra pursuant to the Indenture, the Transferor shall submit to First Sierra a certificate signed by the president, executive vice president, any vice president or the treasurer of the Transferor (a "Transferor Certificate"), executed by the Transferor and completed as to its date and the date of this Agreement. Each Transferor Certificate shall operate as an assignment, without recourse, representation, or warranty, to First Sierra of all the Transferor's right, title, and interest in and to such purchased Contract, the Transferor's interest in the related Equipment, and all security and documents relating thereto, such assignment being an assignment outright and not for security; and upon payment of the Repurchase Amount, First Sierra will thereupon own such Contract, such interest in the related Equipment and all such security and documents, free of any further obligation to the Transferor with respect thereto. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or holder entitled to enforce the Contract, the Transferor shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Contract, including bringing suit in the Transferor's name.

         (b) Obligor's Quiet Enjoyment. The Transferor hereby acknowledges and agrees that its rights in the Equipment are expressly subject to the rights of the related Obligors in such Equipment pursuant to the applicable Contracts. The Transferor covenants and agrees that, so long as an Obligor shall not be in default of any of the provisions of the applicable Contract, neither the Transferor nor any assignee of the

Transferor will disturb the Obligor's quiet and peaceful possession of the related Equipment and the Obligor's use thereof for its intended purpose.

         (c) Operation of Transferor. The Transferor shall be operated in such a manner that it would not be substantively consolidated in the trust estate of another Person (that is, such that the separate legal existence of the Transferor and such Person would be disregarded) and in that regard, the Transferor shall:

         (i) not engage in any action that would cause the separate legal identity of the Transferor not to be respected, including, without limitation,
(a) holding itself out as being liable for the debts of any other party or (b) acting other than through its duly authorized agents;

         (ii) not incur, assume or guarantee any indebtedness except for such indebtedness as may be incurred by the Transferor in connection with the issuance of the Notes or as otherwise permitted by the Note Insurer;

         (iii) not commingle its funds with those of any other entity;

         (iv) act solely in its name in the conduct of its business and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned;

         (v) maintain company records and books of account and shall not commingle its company records and books of account with the records and books of account of any entity;

         (vi) not engage in any business or activity other than in connection with or relating to the Articles of Incorporation and/or Bylaws;

         (vii) not form, or cause to be formed, any subsidiaries;

         (viii) comply with all restrictions and covenants in, and shall not fail to comply with the corporate formalities established in, the Articles of Incorporation and/or Bylaws;

         (ix)  maintain  separate  bank  accounts;

         (x) manage its day-to-day business without the involvement of First Sierra;

         (xi) maintain a separate  office from that of First  Sierra;

         (xii) not act as an agent of First Sierra;  and

         (xiii) maintain at all times two independent directors as required by the Articles of Incorporation and/or Bylaws.

         SECTION 4.03 Transfer of Conveyed Assets. Each Seller, Receivables III and each Investor understands that the Transferor intends to convey the Conveyed Assets and its rights under this Agreement to the Trust and the Trust intends to pledge the Pledged Property to the Indenture Trustee on behalf of the Note Insurer, the Letter of Credit Bank and the Noteholders, as their interests may appear, pursuant to the Indenture. Each Seller and each Investor agrees that any such assignee of the Transferor may exercise the rights of the Transferor hereunder and shall be entitled to all of the benefits of the Transferor hereunder to the extent provided for in such assignment.

                                    ARTICLE V

                              CONDITIONS PRECEDENT

         SECTION 5.01 Conditions to Transferor Obligations. The obligations of the Transferor to accept the transfer of the Conveyed Assets on the Closing Date shall be subject to the satisfaction of the following conditions:

         (a) All representations and warranties of each Seller, Receivables III and each Investor contained in this Agreement shall be true and correct on the Closing Date with the same effect as though such representations and warranties had been made on such date;

         (b) All information concerning the Conveyed Assets provided to the Transferor shall be true and correct as of the Cut-Off Date in all material respects;

         (c) Each Seller shall have delivered to the Transferor a List of Contracts with respect to its respective Contracts as of the Cut-Off Date and shall have substantially performed all other obligations required to be performed by the provisions of this Agreement;

         (d) Each Seller shall have recorded and filed, at its expense, any financing statement with respect to the Contracts and the other Conveyed Assets to be transferred from time to time to the Transferor from each Seller pursuant to this Agreement meeting the requirements of applicable state law in such manner in such jurisdictions as are necessary to perfect the transfer of the Contracts and the other Conveyed Assets from each such Seller to the Transferor, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to the Transferor;

         (e) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Transferor, and the Transferor shall have received from each Seller copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Transferor may reasonably have requested; and

         (f) All respective conditions necessary to vest in each Seller good title, free and clear of all Liens (other than Liens permitted in the proviso contained in

Section 4.01(f) hereof), to its respective Contracts and interests in Equipment shall have been satisfied.

         SECTION 5.02 Conditions to Sellers' and Investors' Obligations. The obligations of each Seller to convey and contribute the Conveyed Assets on the Closing Date and the obligations of each Investor and Receivables III to direct Bankers Trust Company, as Trustee of each of the Warehouse Trusts, to convey the assets of the Warehouse Trusts to the Transferor on the Closing Date shall be subject to the satisfaction of the following conditions:

         (a) All representations and warranties of the Transferor contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date; and

         (b) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to each Seller, and each Seller shall have received from the Transferor copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as each Seller may reasonably have requested.

                                   ARTICLE VI

                                   TERMINATION

         SECTION 6.01 Termination. The respective obligations and responsibilities of each Seller and the Transferor created by this Agreement shall terminate upon the latest of (i) the maturity or other liquidation of the last Contract and the disposition of any amounts received upon disposition of any Defaulted Contracts and any Equipment leased thereunder; (ii) the distribution to the Transferor of all amounts required to be paid to it pursuant to this Agreement; and (iii) the termination of the Indenture in accordance with the terms thereof; provided, however, that the indemnifications contained in
Section 4.01(i) herein shall survive the termination of this Agreement.

         SECTION 6.02 Effect of Termination. No termination or rejection or failure to assume the executory obligations of this Agreement in the bankruptcy of any Seller or the Transferor shall be deemed to impair or affect the obligations pertaining to any executed contribution or executed obligations, including, without limitation, pre-termination breaches of representations and warranties by any Seller or the Transferor. Without limiting the foregoing, prior to termination, neither the failure of the Transferor to deliver a Transferor Certificate pursuant to Section 4.02, nor the failure of First Sierra to pay a Repurchase Amount shall render such transfer or obligation executory, nor shall the continued duties of the parties pursuant to Article 4 or Section
7.06 of this Agreement render an executed contribution executory.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         SECTION 7.01 Amendment. This Agreement may be amended from time to time by the parties hereto only with (x) the prior written consent of the Servicer, the Indenture Trustee and the Note Insurer and (y) prior written notice to the Rating Agencies by the Servicer; provided, however, that no such amendment shall materially and adversely affect the interests of the Letter of Credit Bank, without the prior written consent of the Letter of Credit Bank.

         SECTION 7.02 GOVERNING LAW. THIS AGREEMENT AND ANY AMENDMENT HEREOF PURSUANT TO SECTION 7.01 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES) APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 7.03 Notices. All demands, notices, and communications under this Agreement shall be in writing and shall be deemed to have been duly given, made and received (i) when delivered against receipt of registered or certified mail or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested; (ii) when delivered by courier with appropriate evidence of receipt; or (iii) upon transmission via facsimile or telex with appropriate evidence of receipt (a) in the case of First Sierra, at the following address: Texas Commerce Tower 70th Floor, 600 Travis Street, Houston, Texas 77002, Fax No.: (713) 221-1818, (b) in the case of Receivables III, at the following address: Texas Commerce Tower 70th Floor, 600 Travis Street, Houston, Texas 77002, Fax No.: (713) 221-1818 (c) in the case of Prudential, 1220 N. Market Street, Wilmington, Delaware 19801, (d) in the case of First Union, One First Union Center, 301 South College Street, Charlotte, North Carolina 28288-0610, (e) in the case of the Indenture Trustee, Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group - Structure & Finance, Fax No.: (212) 250-6439, (f) in the case of VFCC, One First Union Center, 301 South College Street, Charlotte, North Carolina 28288-0610,(g) in the case of the Transferor, Texas Commerce Tower 70th Floor, 600 Travis Street, Houston, Texas 77002, Fax No.: (713) 221-1818, and (h) in the case of the Note Insurer, the Letter of Credit Bank or the Indenture Trustee at their respective addresses set forth in Section 11.06 of the Indenture. Either party may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section 7.03 for giving notice and by otherwise complying with any applicable terms of this Agreement, including, but not limited to, subsections 4.01(b) and (c).

         SECTION 7.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason


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

whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         SECTION 7.05 Assignment. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may not be assigned by First Sierra, without the prior written consent of the Transferor, the Note Insurer (or, following the Class A Termination Date, the Letter of Credit Bank) and the Indenture Trustee (acting upon the written direction of the Controlling Parties) and, except as provided in Section 4.03, this Agreement may not be assigned by the Transferor without the prior written consent of First Sierra, the Note Insurer (or, following the Class A Termination Date, the Letter of Credit Bank) and the Indenture Trustee. Whether or not expressly stated, all representations, warranties, covenants and agreements of First Sierra, Receivables III, the Investors and the Transferor in this Agreement, or in any document delivered by any of them in connection with this Agreement, shall be for the benefit of, and shall be exercisable by, the Indenture Trustee for the benefit of the Noteholders, the Note Insurer and the Letter of Credit Bank, as their interests may appear.

         SECTION 7.06 Further Assurances. Each of the parties hereto agrees to do such further acts and things and to execute and deliver to the Indenture Trustee such additional assignments, agreements, powers and instruments as are required by the Indenture Trustee, the Letter of Credit Bank or the Note Insurer to carry into effect the purposes of this Agreement or to better assure and confirm unto the Indenture Trustee, the Letter of Credit Bank or the Note Insurer its rights, powers and remedies hereunder.

         SECTION 7.07 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Transferor or each Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

         SECTION 7.08 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument.

         SECTION 7.09 Binding Effect: Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto. The Indenture Trustee, the Owner Trustee, the Trust, the Note Insurer, the Letter of Credit Bank and the Noteholders are intended third party beneficiaries of this Agreement.

         SECTION 7.10 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.


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

         SECTION 7.11 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         SECTION 7.12 Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

         SECTION 7.13 No Bankruptcy Petition Against the Transferor or the Trust. Each of the parties hereto agrees that, prior to the date that is one year and one day after the payment in full of the of the latest maturing Notes issued by the Trust, it will not institute against the Transferor or the Trust, or join any other Person in instituting against the Transferor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any state of the United States. This Section 7.13 shall survive the termination of this Agreement.

                            [Signature Pages Follow]


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

         IN WITNESS WHEREOF, the parties hereto have caused this Receivables Transfer Agreement to be duly executed by their respective officers as of the day and year first above written.

                                            FIRST SIERRA FINANCIAL, INC.,
                                             as Seller

                                            By:________________________________
                                               Name:
                                               Title:

                                            FIRST SIERRA RECEIVABLES III, INC

                                            By:________________________________
                                               Name:
                                               Title:

                                            FIRST UNION NATIONAL BANK,
                                             as Certificateholder of the
                                             First Sierra Equipment Lease
                                             Trust 1997-A

                                            By:________________________________
                                               Name:
                                               Title:

                                            VARIABLE FUNDING CAPITAL
                                             CORPORATION, as Certificateholder
                                             of the First Sierra Equipment Lease
                                             Trust 1997-B

                                            By:________________________________
                                               Name:
                                               Title:

                                            PRUDENTIAL SECURITIES CREDIT
                                             CORPORATION, as Certificateholder
                                             of the First Sierra Equipment Lease
                                             Trust 1997-C

                                            By:________________________________
                                               Name:
                                               Title:

                                            BANKERS  TRUST  COMPANY,  not in its
                                             individual  capacity,  but solely
                                             as  Trustee  of each of the First
                                             Equipment Lease Trust 1997-A, the
                                             First  Sierra   Equipment   Lease
                                             Trust 1997-B and the First Sierra
                                             Equipment Lease Trust 1997-C

                                            By:________________________________
                                               Name:
                                               Title:

                                            FIRST SIERRA RECEIVABLES IV, INC.,
                                             as  Transferor

                                            By:________________________________
                                               Name:
                                               Title:


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